EXHIBIT 10.2


                        MINERAL OPTION AMENDING AGREEMENT

THIS AGREEMENT is dated as of the 3rd day of February, 2003


BETWEEN:
               Spirit Energy Corp (formerly Whitegold Natural Resource Corp.),
               --------------------------------------------------------------
               of Suite 612, 475 Howe Street, Vancouver,
               British Columbia, V6C 2B3

               (the "Optionor")

                                                               OF THE FIRST PART

AND:

               Big Cat Mining Corporation,
               ---------------------------
               of 7928 Rowland Road, Edmonton, Alberta, T6A 3W1

               (the "Optionee")
                                                              OF THE SECOND PART


WHEREAS:

     A. The Optionor and the Optionee are parties to an option agreement dated September 28, 2001 (the "Option Agreement");

     B. The Optionor and the Optionee wish to amend certain terms of the exercise of the option.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1,000.00 paid by the Optionee to the Optionor (the receipt and sufficiency of which is acknowledged) the parties mutually covenant and agree as follows:

1.   AMENDMENT OF OPTION AGREEMENT

1.1  Paragraph 4(b) of the Option Agreement is amended to read as follows:

          "(b) The Option shall be fully  exercised  by the  Optionee  incurring
               Exploration   Expenditures  of  $3,500,000  on  the  Property  as
               follows:

               (A)  $50,000 on or before March 1, 2004;

               (B)  a further $100,000 on or before December 31, 2004;

               (C)  a further $350,000 on or before December 31, 2005;

               (D)  a further $1,000,000 on of before December 31, 2006; and

               (E)  a further $2,000,000 on or before December 31, 2007.

          In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that period in full satisfaction of the expenditures specified. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the expenditures to be made in succeeding periods."

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                                        2

1.2  Schedule "A" is amended to read as follows:


     Tenure No.     Claim Name     Expiry Date      Units      Tag No.
     ----------     ----------     ------------     -----     --------
     334360         ISK 1          2005/12/15        20       227242
     ----------     ----------     ------------     -----     --------
     334361         ISK 2          2005/12/15        20       227224
     ----------     ----------     ------------     -----     --------
     334362         ISK 3          2005/12/15        20       227243
     ----------     ----------     ------------     -----     --------
     334362         ISK 4          2005/12/15        18       227245
     ----------     ----------     ------------     -----     --------
     342825         ISK 5          2005/03/03        16       227213
     ----------     ----------     ------------     -----     --------
     343826         ISK 6          2005/03/03        16       227224
     ----------     ----------     ------------     -----     --------
     349262         Grizzly        2002/08/10         5       228114
     ----------     ----------     ------------     -----     --------
     349836         BRIL 1         2005/08/15         1       669160M
     ----------     ----------     ------------     -----     --------
     349837         BRIL 2         2005/08/15         1       669161M
     ----------     ----------     ------------     -----     --------
     349838         BRIL 3         2005/08/15         1       669162M
     ----------     ----------     ------------     -----     --------
     349839         BRIL 4         2005/08/16         1       669163M
     ----------     ----------     ------------     -----     --------
     349840         BRYS 1         2005/08/16         1       669164M
     ----------     ----------     ------------     -----     --------
     349841         BRYS 2         2005/08/16         1       669165M
     ----------     ----------     ------------     -----     --------
     349842         BRYS 3         2005/08/16         1       669200M
     ----------     ----------     ------------     -----     --------

1.3 Other than as amended by this Mineral Option Amending Agreement, all provisions, terms and conditions of the Option Agreement remain in full force and effect.


2.   MISCELLANEOUS
------------------

2.1  Notices.
     -------
     Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, facsimile or other similar form of communication to the following addresses:

         The Optionor:              Spirit Energy Corp.
                                    Suite 612, 475 Hoe Street
                                    Vancouver, British Columbia
                                    V6C 2B3

                                    Facsimile:  (604)688-2015

         The Optionee:              Big Cat Mining Corporation
                                    7928 Rowland Road
                                    Edmonton, Alberta
                                    T6A 3W1

                                    Facsimile No. (250)868-8493

Any notice so given shall:

         (a) if delivered, be deemed to have been given at the time of delivery;

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                                        3


         (b) if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

         (c) if sent by telegraph, telex, facsimile or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

2.2  Amendments.
     -----------
     Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

2.3  Entire  Agreement.
     ------------------
     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

2.4  Action on Business Day.
     -----------------------
     If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

2.5  No Merger of Judgment.
     ----------------------
     The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Optionee's right to interest at the rate and times provided in this Agreement on any money owing to the Optionee under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

2.6  Severability.
     -------------
     If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.7  Legal Fees.
     -----------
     Notwithstanding anything in the Option Agreement to the contrary, each party shall be responsible for the payment of its own legal fees.

2.8  Successors and Assigns.
     -----------------------
     This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective successors and assigns, as the case may be.

2.9  Governing  Law.
     ---------------
     This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of the Province of British Columbia with respect to any legal proceedings arising herefrom.

2.10 Time.
     -----
     Time is of the essence of this Agreement.


2.11 Headings.
     ---------
     The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

2.12.Currency.
     ---------
     All dollar amounts expressed herein refer to lawful currency of Canada.



IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.


Spirit Energy Corp.

Per:
         /s/ Allan Achilles
         ------------------
         Allan Achilles



Big Cat Mining Corporation

Per:
         /s/Phil Mudge
         ------------------
         Phil Mudge